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Exhibit 10.1

AMENDMENT NUMBER ONE TO THIRD AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

        This Amendment Number One to Third Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of July 11, 2003, by and among WELLS FARGO RETAIL FINANCE LLC, a Delaware limited liability company, as Agent and Lender, and THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), in light of the following:

        A.    Borrower, Agent and Lenders, by assignment, have previously entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of April 25, 2003, as amended (the "Agreement").

        B.    Borrower, Agent and Lenders desire to further amend the Agreement as provided for and on the conditions herein.

        NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

        1.    DEFINITIONS.    All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2.    AMENDMENTS.

          (a)    The definition of "Maximum Amount" in Section 1.1 of the Agreement is amended in its entirety to read as follows:

          "Maximum Amount" means $85,000,000 as of July 11, 2003 and $100,000,000 once one or more Lenders have additional commitments in the aggregate of $15,000,000 plus the amount of the Additional Financing if it is provided by the Lenders.

          (b)    Section 7.19 of the Agreement is amended in its entirety to read as follows:

          7.19    Financial Covenant.    Fail to maintain Availability at all times of not less than $10,000,000 without being limited by the Maximum Amount.

          (c)    Schedule C-1 of the Agreement is amended in its entirety as attached to Schedule C-1 to this Amendment which reflects the current Lenders.

        3.    REPRESENTATIONS AND WARRANTIES.    Borrower hereby affirms to Agent and Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

        4.    NO DEFAULTS.    Borrower hereby affirms to Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

        5.    CONDITION PRECEDENT.    The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of an executed copy of this Amendment.

        6.    COSTS AND EXPENSES.    Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

        7.    LIMITED EFFECT.    In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this

Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        8.    COUNTERPARTS; EFFECTIVENESS.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO RETAIL FINANCE LLC, as Agent and a Lender
By:	/s/ FRANK O'CONNOR Frank O'Connor
Title:	Senior Vice President
THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation
By:	/s/ SETH L. UDASIN Seth L. Udasin
Title:	Vice President and Chief Financial Officer

SCHEDULE C-1

Revised Commitments as of July 11, 2003

1.	Wells Fargo Retail Finance LLC	$50,000,000
2.	LaSalle Retail Finance, a division of LaSalle Business Credit, LLC	$25,000,000
3.	Whitehall Business Credit Corporation through its division Whitehall Retail Finance	$10,000,000

	Total	$85,000,000

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AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
SCHEDULE C-1 Revised Commitments as of July 11, 2003